January 1, 1997

                    Delaware Group Tax-Free Fund, Inc.
                      Tax-Free USA Intermediate Fund

              Supplement to Prospectus dated October 30, 1996

     The following replaces information under Summary of Expenses for Tax-Free USA Intermediate Fund (the "Fund") that appears on pages 5 and 6:
                                             Tax-Free
Annual Operating Expenses             USA Intermediate Fund
(as a percentage of                Class A   Class B   Class C
average daily net assets)          Shares    Shares    Shares

Management Fees
   (after voluntary
     waivers) . . . . . . . .      0.00%*    0.00%**   0.00%**

12b-1 Plan Expenses
   (including
     service fees). . . . . .      0.15%+    1.00%+    1.00%+

Other Operating Expenses
   (after expense
     limitations) . . . . .        0.35%*    0.35%*    0.35%**
                                   -------   -------   ------
   Total Operating Expenses
      (after voluntary
       waivers and
       expense
       limitations) . . . . .      0.50%*    1.35%*    1.35%**
                                   ====      ====      ====

* Beginning January 1, 1997, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Fund do not exceed 0.35% (excluding the 12b-1 plan expenses). This waiver and expense limitation will extend through June 30, 1997. From the commencement of the Fund's operations through June 30, 1993, the Manager voluntarily waived that portion, if any, of the annual management fees payable by the Fund and reimbursed the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Fund, including the 12b-1 expenses, did not exceed 0.25%. This waiver and expense limitation was extended to June 30, 1994, but modified, effective May 2, 1994 through December 31, 1996, to provide that annual operating expenses would not exceed 0.10% (excluding 12b-1 fees). Because 12b-1 Plan fees have been set at 0.15% by Delaware Group Tax-Free Fund, Inc.'s Board of Directors for the Tax-Free USA Intermediate Fund A Class, the amount of the voluntary waiver with respect to such Class, as modified, was equivalent to the waiver operative through May 1, 1994. If the voluntary expense waivers were not in effect, the Total Operating Expenses of Tax-Free USA Intermediate Fund A Class and Tax-Free USA Intermediate Fund B Class, as a percentage of average daily net assets, would have been 0.95% and 1.80%, respectively, reflecting Management Fees of 0.47% for the fiscal year ended August 31, 1996.

** Other Operating Expenses for Tax-Free USA Intermediate Fund C Class are based upon the actual expenses incurred by Class A Shares and Class B Shares for the fiscal year ended August 31, 1996 and the voluntary waiver of fees by the Manager.
     If the voluntary expense waivers described in the previous note were not in effect, it is estimated that Total Operating Expenses of Tax-Free USA Intermediate Fund C Class would be 1.80%, reflecting Management Fees of 0.47%.

+ Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders of the Classes may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. See Distribution (12b-1) and Service under Management of the Funds in the Prospectus.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee by the Manager as discussed above.

Tax-Free USA Intermediate Fund

              Assuming Redemption                             Assuming No Redemption


          1 year   3 years    5 years    10 years      1 year    3 years   5 years   10 years
Class A
Shares    $35(1)   $46        $57        $91            $35      $46       $57       $91

Class B
Shares    $34      $53        $74(2)     $107(2)        $14      $43       $74(2)    $107(2)

Class C
Shares    $24       $43        $74       $162           $14      $43       $74       $162




(1) Generally, the Fund does not assess a redemption charge upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net
  Asset Value under Redemption and Exchange in the Prospectus.

(2) At the end of approximately five years after purchase, Tax-Free USA Intermediate Fund B Class shares will be automatically converted into Tax-Free USA Intermediate Fund
  A Class shares. The example above assumes conversion of Class B Shares at the end of the fifth year. However, the conversion may occur as late as three months after the fifth anniversary of purchase, during which time the higher 12b-1
  Plan fees payable by Class B Shares will continue to be assessed. Information for the sixth through tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus for a description of the automatic conversion feature.

  The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.